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                                                                    Exhibit 99.1


                         CHARTER FOR THE AUDIT COMMITTEE

                            OF THE BOARD OF DIRECTORS

                                       OF

                                 CELERITEK, INC.

            (as adopted by the Board of Directors on March 27, 2003)


PURPOSE:

The purpose of the Audit Committee of the Board of Directors of Celeritek, Inc., a California corporation (the "Company"), shall be to:

         - Oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company;

         - Assist the Board in oversight and monitoring of (i) the integrity of the Company's financial statements, (ii) the Company's compliance with legal and regulatory requirements,
                  (iii) the independent auditor's qualifications, independence and performance, and (iv) the Company's internal accounting and financial controls;

         - Prepare the report that the rules of the Securities and Exchange Commission (the "SEC") require be included in the Company's annual proxy statement;

         - Provide the Company's Board with the results of its monitoring and recommendations derived therefrom; and

         - Provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require the attention of the Board.

In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe.

MEMBERSHIP:

The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors. The Audit Committee will consist of at least three members of the Board of Directors. Members of the Audit Committee must meet the following criteria (as well as any criteria required by the SEC):
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         -        Each member will be an independent director, as defined by (i)
                  the Nasdaq Stock Market, Inc. Marketplace Rules (the "Nasdaq Rules"), (ii) the rules of the SEC and (iii) applicable law, as in effect from time to time.

         - Each member will be able to read and understand fundamental financial statements, in accordance with the Audit Committee requirements of the Nasdaq Rules; and

         - At least one member will (i) have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a principal financial officer or other senior officer with financial oversight responsibilities, or (ii) be an "audit committee financial expert" as such term is defined by Item 401 of Regulation S-K.

RESPONSIBILITIES:

The responsibilities of the Audit Committee shall include:

         - Reviewing on a continuing basis the adequacy of the Company's system of internal controls, including meeting periodically with the Company's management and the independent auditors to review the adequacy of such controls and to review before release the disclosure regarding such system of internal controls required under SEC rules to be contained in the Company's periodic filings and the attestations or reports by the independent auditors relating to such disclosure;

         - Appointing, compensating and overseeing the work of the independent auditors (including resolving disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; in this regard, the Audit Committee shall have the sole authority to approve the hiring and firing of the independent auditors, all audit engagement fees and terms and all non-audit engagements, as may be permissible, with the independent auditors;

         - Pre-approving audit and permissible non-audit services provided to the Company by the independent auditors (or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible). The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to pre-approve audit and permissible non-audit services, provided that such pre-approval decision is presented to the full Audit Committee at its scheduled meetings.

         - Reviewing and providing guidance with respect to the external audit and the Company's relationship with its independent auditors by (i) reviewing the independent auditors' proposed audit scope, approach and independence; (ii) obtaining on a periodic basis a statement from the independent auditors regarding relationships and services with the Company which may impact independence and presenting this statement to the Board of Directors, and to the extent there are relationships, monitoring and investigating them; (iii) reviewing the independent auditors' peer review conducted every three years;
                  (iv) discussing with the Company's independent auditors the financial statements and audit

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                  findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61, as may be modified or supplemented; and (v) reviewing reports submitted to the audit committee by the independent auditors in accordance with the applicable SEC requirements;

         - Reviewing and discussing with management and the independent auditors the annual audited financial statements and quarterly unaudited financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," prior to filing the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, respectively, with the SEC;

         - Directing the Company's independent auditors to review before filing with the SEC the Company's interim financial statements included in Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

         - Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors;

         - Reviewing before release the unaudited quarterly operating results in the Company's quarterly earnings release;

         - Overseeing compliance with the requirements of the SEC for disclosure of auditor's services and audit committee members, member qualifications and activities;

         - Reviewing, approving and monitoring the Company's code of ethics for its senior executive and financial officers, in accord with applicable law;

         - Reviewing management's monitoring of compliance with the Company's standards of business conduct and with the Foreign Corrupt Practices Act;

         - Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company's financial statements;

         - Providing oversight and review at least annually of the Company's risk management policies, including its investment policies;

         - Overseeing and reviewing the Company's policies regarding information technology and management information systems;

         - If necessary, instituting special investigations with full access to all books, records, facilities and personnel of the Company;

         - Reviewing and approving in advance any proposed related party transactions;

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         -        Reviewing its own charter, structure, processes and membership requirements;

         - Providing a report in the Company's proxy statement in accordance with the rules and regulations of the SEC; and

         - Establishing procedures for receiving, retaining and treating complaints received by the Company regarding accounting, internal accounting controls or auditing matters and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

In performing its responsibilities, the Audit Committee shall have the authority to hire and obtain advice, assistance, reports or opinions from internal or external legal counsel, accounting or other expert advisors.

MEETINGS:

The Audit Committee will meet at least four times each year. The Audit Committee may establish its own meeting schedule, which it will provide to the Board of Directors in advance.

The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at such times as are appropriate to review the financial affairs of the Company. The Audit Committee will meet separately with the independent auditors of the Company, at such times as it deems appropriate, to fulfill the responsibilities of the Audit Committee under this charter.

MINUTES:

The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

REPORTS:

In addition to preparing the report in the Company's proxy statement in accordance with the rules and regulations of the SEC, the Audit Committee will summarize its findings and recommendations to the Board of Directors as may be appropriate, consistent with the Committee's charter.

COMPENSATION:

Members of the Audit Committee shall receive such fees, if any, for their service as Audit Committee members as may be determined by the Board of Directors. Such fees may include retainers and per meeting fees. Fees may be paid in such form of consideration as is determined by the Board of Directors.

Members of the Audit Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board of Directors or any committee thereof.

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